UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 9, 2003

                         COMDISCO HOLDING COMPANY, INC.

             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                        000-499-68              54-2066534

(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

                 6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS 60018

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 698-3000


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

     On September 9, 2003, Comdisco Holding Company, Inc. ("Comdisco") announced that it had completed the sale of substantially all of the assets of its U.S. information technology leasing business to Florida-based Bay4 Capital Partners, LLC ("Bay4"). The assets consist primarily of financing contracts, leased property, inventory and accounts receivable. The consideration in connection with the sale was determined on the basis of arms length negotiations between Comdisco and Bay4.

     Under the terms of the asset purchase agreement, previously announced on August 25, 2003, Comdisco received approximately $19.6 million in cash and Bay4 assumed approximately $24.5 million in secured non-recourse debt to third parties. The company retained a secured non-recourse interest of approximately $26.6 million in certain other leases. In addition, the company received a note in the amount of approximately $44.8 million payable primarily from the realization of the residual value of the assets. Furthermore, the note evidences the company's right to share in the proceeds, if any, realized from the assets beyond the stated amount of the note. The company does not expect to recognize a significant gain or loss as a result of the closing of this transaction.

     Also included in the sale to Bay4 were certain Comdisco trademarks, which will be licensed back to Comdisco to allow its continued operations in accordance with its limited business purpose.



Item 7.   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

      Not applicable.

(b)   Pro Forma Financial Information

                         COMDISCO HOLDING COMPANY, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION



     The unaudited pro forma consolidated statements of earnings (loss) for the year ended September 30, 2002 give pro forma effect to the sale and related pro forma accounting adjustments as if the sale had occurred on October 1, 2001, the beginning of Comdisco's fiscal year 2002. The unaudited pro forma consolidated balance sheet as of June 30, 2003 gives pro forma effect to the sale and related pro forma accounting adjustments as if the sale had occurred on June 30, 2003. The pro forma adjustments relating to the sale are described in the notes to the unaudited pro forma consolidated financial information.

     The following unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been obtained had the sale actually occurred on the dates assumed, nor is it necessarily indicative of the future financial position or future operating results of Comdisco.

     For financial reporting purposes, the results of operations of Comdisco's US Leasing business segment for the nine months ended June 30, 2003, as filed in Comdisco's Quarterly on Form 10-Q for the Quarter ended June 30, 2003, were included in the statement of earnings (loss) as discontinued operations. The only pro forma adjustments are to discontinued operations. Accordingly, there are no pro forma adjustments for the nine months ended June 30, 2003 to earnings from continuing operations.

The following unaudited pro forma financial information is attached as part of this report:

              Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 2002.

              Unaudited Pro Forma Consolidated Balance Sheet as of
              June 30, 2003.

              Notes to Unaudited Pro Forma Consolidated Financial Information.

Unaudited Pro Forma Consolidated Statement of Operations
For The Year Ended September 30, 2002
(in millions, except per share data)


                                            SUCCESSOR              |              PREDECESSOR
                                        Two Months Ended           |            Ten Months Ended
                                       September 30, 2002          |             July 31, 2002
                                                                   |
                                 Historical                        |
                                 Comdisco     Eliminate            | Historical    Eliminate
                                 Holding     Revenue and     As    |  Comdisco    Revenue and      As
                                 Company      Expenses   Adjusted  |    Inc.       Expenses     Adjusted
                                ---------------------------------- |  -----------------------------------
Revenue                                                            |
  Leasing                                                          |
    Operating                     $ 79        $ (25)       $ 54    |   $  704       $(178)    $   526
    Direct financing                14           (9)          5    |       88         (48)         40
    Sales-type                       5           (3)          2    |       38          (9)         29
                                ---------------------------------- |  -----------------------------------
      Total leasing                 98          (37)         61    |      830        (235)        595
                                ---------------------------------- |  -----------------------------------
  Equipment sales                   50          (42)          8    |      297        (112)        185
  Technology services               10                       10    |       70                      70
  Other                             12                       12    |       69                      69
                                ---------------------------------- |  -----------------------------------
      Total revenue                170          (79)         91    |    1,266        (347)        919
                                ---------------------------------- |  -----------------------------------
                                                                   |
Costs and expenses                                                 |
  Leasing                                                          |
    Operating                       75          (13)          62   |      559        (118)        441
    Sales-type                       2            -            2   |       34         (10)         24
                                ---------------------------------- |  -----------------------------------
      Total leasing                 77          (13)          64   |      593        (128)        465
  Equipment sales                   31          (26)           5   |      289         (91)        198
  Technology services               10                        10   |       39                      39
  Selling, general and                                             |
     adminstrative                  41          (18)          23   |      410        (135)        275
  Interest                          15           (1)          14   |       47         (17)         30
  Reorganization items               -                         -   |      439                     439
  Fresh-start accounting                                           |
     adjustments                     -                         -   |      369                     369
                                ---------------------------------- |  -----------------------------------
      Total costs and expenses     174          (58)         116   |    2,186        (371)      1,815
                                ---------------------------------- |  -----------------------------------
                                                                   |
  Earnings (loss)from                                              |
   continuing operations                                           |
   before income taxes              (4)         (21)         (25)  |     (920)         24       (896)
  Income taxes (benefit)             4           (1)           3   |       45          10         55
                                ---------------------------------- |  -----------------------------------
  Earnings (loss) from                                             |
   continuing operations          $ (8)       $ (20)       $ (28)  |   $ (965)      $  14     $ (951)
                                ================================== |  ===================================
                                                                   |
Basic earnings (loss) per                                          |
 common share:                                                     |
  Loss from continuing                                             |
   operation                    $(1.81)                  $ (6.56)  |   $(6.41)                $(6.31)
                                                                   |
Diluted earnings (loss)                                            |
 per common share:                                                 |
  Loss from continuing                                             |
   operations                    (1.81)                    (6.56)  |    (6.41)                 (6.31)
                                                                   |
Average shares outstanding--                                       |
 basic and diluted                 4.2                       4.2   |      151                    151

COMDISCO HOLDING COMPANY, INC.
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2003
(In Millions)


                                                           Historical       Pro forma
                                                       Comdisco Holdings   Adjustments   As Adjusted
                                                         --------------   -----------    -----------
ASSETS

Cash  and  cash  equivalents ....................         $   130          $  20  (a)   $    150
Cash - legally  restricted ......................              30                             30
Receivables,  net ...............................              41                             41
Inventory  of  equipment ........................              13                             13
Leased  assets:
  Direct  financing  and  sales-type ............              30                             30
  Operating  (net  of  accumulated  depreciation)              63                             63
                                                          -------         -------        -------
     Net  leased  assets.........................              93                             93
Equity securities ...............................              17                             17
Assets of discontinued operation held for sale...             236            (69) (b)        167
Other  assets:
  Electronics Contingent Payment.................              36                             36
  Other..........................................              13                             13
                                                          -------         -------        -------
                                                          $   609         $  (49)        $   560
                                                          =======         =======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Discounted  lease  rentals ......................         $     1         $              $     1
Accounts payable ................................               9                              9
Income taxes ....................................              24                             24
Liabilities related to assets of discontinued
 operations .....................................              94            (49) (c)         45
Deferred income .................................               8                              8
Other liabilities:
  Accrued compensation ..........................              43                             43
  Contingent Distribution Rights ................              42                             42
  Other .........................................              33                             33
                                                          -------         -------        -------
    Total other liabilities                                   118                            118
                                                          -------         -------        -------
                                                              254            (49)            205
Stockholders'  equity:
  Common  stock .................................              --                             --
  Additional  paid-in  capital ..................             355                            355
  Accumulated other comprehensive income .......               --                             --
  Retained  earnings ............................              --                             --
                                                          -------         -------        -------
                                                              355                            355
  Common  stock  held  in  treasury,  at  cost ..              --                             --
                                                          -------         -------        -------
    Total  stockholders'  equity ................             355                            355
                                                          -------         -------        -------
                                                          $   609         $  (49)        $   560
                                                          =======         =======        =======

See Notes to Unaudited Pro Forma Consolidated Financial Information


COMDISCO HOLDING COMPANY, INC.
Notes to Unaudited Pro Forma Consolidated Financial Information

For the purposes of this unaudited pro forma consolidated financial information, the assumed effective dates of the sale described in Item 2 are as follows:

     Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended September 30, 2002 - October 1, 2001

     Unaudited Pro Forma Consolidated Balance Sheet - June 30, 2003

Balance Sheet -

     (a)  To record estimated cash proceeds from the sale.

     (b) Represents assets purchased for cash, the assets associated with the secured non-recourse debt assumed by Bay4 and other miscellaneous assets associated with the leases purchased by Bay4. This amount is net of the secured non-recourse interest in certain leases
          ($26.6 million) retained by Comdisco and is net of the note ($44.8 million) received by Comdisco from Bay4 that is payable primarily from the realization of the residual value of the assets.

     (c) Represents secured nonrecourse debt assumed by Bay4 and other miscellaneous liabilities associated with assets purchased by Bay4.

Item 7.  Financial Statements and Exhibits.

(c)       Exhibits

            Exhibit No.         Description

            99.1 Asset Purchase Agreement, dated as of August 25, 2003, by and between Bay4 Capital Partners, LLC and Comdisco, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMDISCO HOLDING COMPANY, INC.

                                    By:     /s/ David S. Reynolds
                                            ------------------------------------
                                            Name:    David S. Reynolds
                                            Title:   Senior Vice President and
                                                     Controller


Dated:   September 24, 2003

                                  EXHIBIT INDEX

     99.1 Asset Purchase Agreement, dated as of August 25, 2003, by and between Bay4 Capital Partners, LLC and Comdisco, Inc.